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                                                                 Exhibit 24.1

                        CONSENT OF INDEPENDENT AUDITOR



We consent to the reference to our firm as "EXPERTS" and to the use of our report dated December 30, 1997, in the Registration Statement on Form SB-2 and the related Prospectus of Schuylkill Enterprises, Inc.



                                      COGEN SKLAR LLP



Bala Cynwyd, Pennsylvania
March 12, 1998